As filed with the Securities and Exchange Commission on December 19, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

ROYCE FOCUS TRUST, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ROYCE FOCUS TRUST, INC.

745 Fifth Avenue
New York, New York 10151

January [5], 2015

Dear Stockholder:

I am inviting you to vote on several important proposals relating to Royce Focus Trust, Inc. (the “Fund”). A special meeting of the Fund’s stockholders is scheduled for February 27, 2015 (the “Meeting”). This package contains information about the proposals and includes materials you will need to vote.

The Fund recently announced that W. Whitney George, the Fund’s portfolio manager since 2002 and a Director of the Fund since 2013, would be leaving Royce & Associates, LLC (“R&A”), the Fund’s current investment adviser, to join Sprott Asset Management L.P. (“Sprott Asset”). Sprott Asset, a business unit of Sprott Inc., is a Toronto-based alternative asset manager. At the Meeting, you will be asked to consider and approve three separate Proposals. Proposals 1 and 2 would, in effect, transfer investment management of the Fund from R&A to Sprott Asset and its affiliate and enable Mr. George to continue providing portfolio management services to the Fund after his departure from R&A. In connection with the proposed investment management changes, the Board of Directors of the Fund (the “Board”) has determined that it would be appropriate for a new Board comprised of qualified persons to be elected to serve on the Board if investment management of the Fund is transferred to Sprott Asset. As a result, three new “Independent Directors” (i.e., Directors who are not “interested persons” of the Fund or Sprott Inc. within the meaning of the Investment Company Act of 1940) and Mr. George are being proposed for election to the Board under Proposal 3. In the event each of Proposal 1, Proposal 2, and Proposal 3 receives the required stockholder approval, all of the Fund’s current Independent Directors and I will resign from the Board and the four Director nominees will then comprise the Board.

The implementation of any one Proposal, even if approved by stockholders, is contingent on stockholder approval of each of the other two Proposals. In the event each Proposal does not receive the required stockholder approval, none of the Proposals will be implemented. Mr. George will continue as an R&A employee and as the Fund’s portfolio manager until the Meeting and during any transition period should all of the Proposals described in this Proxy Statement be approved.

Although the Directors have determined that the proposed changes are in the best interests of the Fund and its stockholders, the final decision is yours. The enclosed materials explain these proposals in more detail and I encourage you to review them carefully. We hope that you will respond today to ensure that your shares of common stock will be represented at the Meeting. You may authorize a proxy to vote your shares by following the instructions on your proxy card to use one of the methods listed below:

•	By touch-tone telephone;

•	By Internet; or

•	By returning the enclosed proxy card in the postage-paid envelope.

 You may also vote in person at the Meeting.

If your vote has not been received as the date of the Meeting approaches, you may receive a call from a representative of the Fund or D.F. King & Co., Inc., _________ _________ _________ (“D.F. King”), our proxy solicitor, to request that you vote and to assist you in the voting process. If you need assistance voting, please call D.F. King toll-free at 1-_________.

As always, thank you for your continued support of our work at R&A.

Sincerely,

CHARLES M. ROYCE
President of Royce Focus Trust, Inc.

Please vote now. Your vote is important.
To avoid the wasteful and unnecessary expense of further proxy solicitation, we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or record your voting instructions by touch-tone telephone or via the Internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares of common stock to be voted, your shares will be voted “FOR” each of the proposals.

ROYCE FOCUS TRUST, INC.

745 Fifth Avenue
New York, New York 10151

__________________

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
__________________

TO BE HELD ON FEBRUARY 27, 2015

To the Stockholders of:

ROYCE FOCUS TRUST, INC.

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders (the “Meeting”) of ROYCE FOCUS TRUST, INC. (the “Fund”) will be held at the offices of the Fund, 745 Fifth Avenue, New York, New York 10151 on Friday, February 27, 2015, at [Meeting Time] (Eastern Time), for the following purposes:

1.	To approve a new investment advisory agreement by and between the Fund and Sprott Asset Management L.P.

2.	To approve a new investment subadvisory agreement by and among the Fund, Sprott Asset Management L.P., and Sprott Asset Management USA Inc.

3.	To elect four (4) Directors to the Board of Directors of the Fund (one of whom is a current Director).

4.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

The implementation of any one Proposal, even if approved by stockholders, is contingent on stockholder approval of each of the other two Proposals. In the event each Proposal does not receive the required stockholder approval, none of the Proposals will be implemented.

The Board of Directors of the Fund has set the close of business on December 29, 2014 as the record date for determining those stockholders entitled to vote at the Meeting or any postponement or adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote.

IMPORTANT

To save the Fund the expense of additional proxy solicitation, please mark your instructions on the enclosed Proxy, date and sign it and return it in the enclosed envelope (which requires no postage if mailed in the United States), even if you expect to be present at the Meeting. You may also authorize a proxy to vote your shares of common stock via telephone or the Internet by following the instructions on the proxy card or Notice of Internet Availability of Proxy Materials. Please take advantage of these prompt and efficient proxy authorization options. The accompanying Proxy is solicited on behalf of the Board of Directors of the Fund, is revocable, and will not affect your right to vote in person in the event that you attend the Meeting.

By order of the Board of Directors,

John E. Denneen
Secretary

January [5], 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 27, 2015

THE NOTICE, PROXY STATEMENT AND PROXY CARD FOR THE FUND ARE AVAILABLE AT [WWW.__________.COM]

PROXY STATEMENT

ROYCE FOCUS TRUST, INC.
745 Fifth Avenue
New York, New York 10151

SPECIAL MEETING OF STOCKHOLDERS
February 27, 2015

INTRODUCTION

The enclosed Proxy is solicited on behalf of the Board of Directors of Royce Focus Trust, Inc. (the “Fund”) for use at the Special Meeting of Stockholders (the “Meeting”) of the Fund, to be held at the offices of the Fund, 745 Fifth Avenue, New York, New York 10151, on Friday, February 27, 2015, at [Meeting Time] (Eastern Time) and at any postponements or adjournments thereof. The approximate mailing date of this Proxy Statement is January [12], 2015.

Proposals

1.	To approve a new investment advisory agreement by and between the Fund and Sprott Asset Management L.P. (“Sprott Asset”).

2.	To approve a new investment subadvisory agreement by and among the Fund, Sprott Asset, and Sprott Asset Management USA Inc. (“Sprott USA” and together with Sprott Asset, “Sprott”).

3.	To elect four (4) Directors to the Board of Directors of the Fund (one of whom is a current Director).

The Fund recently announced that W. Whitney George, the Fund’s portfolio manager since 2002, would be leaving Royce & Associates, LLC (“R&A”), the Fund’s current investment adviser, to join Sprott Asset. As explained in more detail in this Proxy Statement, implementation of Proposals 1 and 2 would transfer investment management of the Fund from R&A to Sprott Asset and Sprott USA and enable Mr. George to continue providing portfolio management services to the Fund after his departure from R&A while implementation of Proposal 3 would provide the Fund with a new slate of Directors.

The implementation of any one Proposal, even if approved by stockholders, is contingent on stockholder approval of each of the other two Proposals. In the event each Proposal does not receive the required stockholder approval, none of the Proposals will be implemented.

All properly executed Proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, Proxies will be voted:

“FOR” the approval of the new investment advisory agreement;

“FOR” the approval of the new investment subadvisory agreement; and

“FOR” the election of a new slate of Directors to the Board of Directors of the Fund (the “Board”) as described in this Proxy Statement.

You may revoke your Proxy at any time before it is exercised by sending written instructions to the Secretary of the Fund at the Fund’s address indicated above or by filing a new Proxy with a later date. Any stockholder attending the Meeting may vote in person, whether or not he or she has previously filed a Proxy. Merely attending the Meeting, however, will not revoke any previously submitted Proxy.

[The Fund has retained D.F. King & Co., Inc., _________ _________ _________ (“D.F. King”), to solicit proxies for the Meeting. D.F. King is responsible for printing proxy cards, mailing proxy material to Fund stockholders, soliciting broker-dealer firms, custodians, nominees and fiduciaries, tabulating the returned proxies, and performing other proxy solicitation services. The cost of these services is expected to range from approximately $__________ to $__________, and will be paid by R&A and Sprott. If you need assistance voting, please call D.F. King toll-free at 1-__________.]

In addition to solicitation through the mail, proxies may be solicited by representatives of the Fund, R&A, or its affiliates without cost to the Fund. Such solicitation may be by telephone, facsimile, or otherwise. It is anticipated that banks, broker-dealers, custodians, nominees, fiduciaries, and other financial institutions will be requested to forward proxy materials to beneficial owners of shares of the Fund’s common stock and to obtain approval for the execution of proxies. Upon request, R&A and Sprott will reimburse brokers, custodians, nominees, and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares of the Fund’s common stock held of record by such persons.

Stockholders vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed by the Board before the Meeting, who serve as Inspectors and Judges of Voting at the Meeting and who have executed an Inspectors’ and Judges’ Oath.

The Board has set the close of business on December 29, 2014 as the record date (the “Record Date”) for determining those stockholders entitled to vote at the Meeting or any postponement or adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote. Stockholders on the Record Date will be entitled to one vote for each outstanding share of common stock held (proportional voting rights for fractional shares held), with no shares having cumulative voting rights.

As of the Record Date, there were __________shares of the Fund’s common stock outstanding. The following persons were known to the Fund to be beneficial owners or owners of record of 5% or more of its outstanding shares of common stock as of the Record Date:

Name and Address of Owner	Amount and Nature of Ownership	Percent

Charles M. Royce c/o Royce & Associates, LLC 745 Fifth Avenue New York, NY 10151	__________ shares— Beneficial (sole voting and investment power)	_____%

W. Whitney George c/o Royce & Associates, LLC 745 Fifth Avenue New York, NY 10151	__________ shares— Beneficial* (sole voting and investment power)	_____%

Cede & Co.** Depository Trust Company P.O. Box #20 Bowling Green Station New York, NY 10028	__________ shares— Record**	_____%
_____
*
Includes __________ shares of common stock held by W. Whitney George Family Foundation, a charitable foundation established by Mr. George and members of his family. Also includes _______ shares of common stock held in The Mallory Descendant’s Trust U/T/A DTD 12/13/2013 (the “Mallory Trust”). Mr. George serves as trustee of the Mallory Trust and, in such capacity, has investment and voting discretion over shares held by the Mallory Trust. Mr. George’s spouse has a pecuniary interest in the Mallory Trust. Also includes ______ shares of common stock held in The TDM & BBM Trust U/T/A DTD 3/25/2013 (the “TDM & BBM Trust”). Mr. George serves as trustee of the TDM & BBM Trust and, in such capacity, has investment and voting discretion over shares held by the TDM & BBM Trust.

**	Shares held by brokerage firms, banks and other financial intermediaries on behalf of beneficial owners are registered in the name of Cede & Co.

The Board knows of no business other than that stated in Proposal 1, Proposal 2, and Proposal 3 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any postponement or adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

PROPOSAL 1: APPROVAL OF
NEW INVESTMENT ADVISORY AGREEMENT

Background

Under an investment advisory agreement by and between R&A and the Fund (the “Current Investment Advisory Agreement”), R&A serves as the Fund’s investment adviser and is responsible for the management of its assets. The date of the Current Investment Advisory Agreement is October 1, 2001. The Current Investment Advisory Agreement was last approved by the Fund’s stockholders on September 14, 2001. The Current Investment Advisory Agreement was last approved for continuance by the Board at a meeting on June 4-5, 2014.

R&A is a wholly-owned subsidiary of Legg Mason Inc. and has been investing in smaller-company securities with a value approach for more than 40 years. Its offices are located at 745 Fifth Avenue, New York, NY 10151.

On November 10, 2014, the Fund announced that W. Whitney George, the Fund’s portfolio manager since 2002, would be leaving R&A to join Sprott Asset Management L.P., a business unit of Sprott Inc. Sprott Inc. is headquartered in Toronto, Canada, and is listed on the Toronto Stock Exchange under the symbol “SII”. Sprott Asset offers a wide variety of investment solutions to Canadian and international investors. Its product offerings include mutual funds, alternative strategies, physical bullion trusts, and tax-efficient funds.

The Board, including all of the Directors who are not “interested persons” of the Fund and R&A within the meaning of the Investment Company Act of 1940 (collectively, the “Current Independent Directors”), met in person at a Board meeting held on December 15-16, 2014, for purposes of, among other things, considering whether it would be in the best interests of the Fund and its stockholders to approve a new investment advisory agreement by and between the Fund and Sprott Asset (the “New Investment Advisory Agreement”, and together with the Current Investment Advisory Agreement, the “Advisory Agreements”). The form of the New Investment Advisory Agreement is attached hereto as Exhibit A to this Proxy Statement. At that meeting, and for the reasons discussed below under the heading “Board Considerations,” the Board, including the Current Independent Directors, unanimously approved the New Investment Advisory Agreement. R&A will not receive any compensation or any other amount from Sprott or any other party in connection with the New Investment Advisory Agreement.

The Investment Company Act of 1940 (the “1940 Act”) requires that the New Investment Advisory Agreement be approved by the Fund’s stockholders in order for it to become effective. At the December 15-16, 2014 Board meeting, the Board, including the Current Independent Directors, also unanimously recommended approval of the New Investment Advisory Agreement by the Fund’s stockholders.

The New Investment Advisory Agreement is expected to take effect as soon as reasonably practicable after all of the required stockholder approvals are obtained. The Current Investment Advisory Agreement will terminate upon the effectiveness of the New Investment Advisory Agreement as part of the consummation of the transactions contemplated in this Proxy Statement. In the event the required stockholder approvals are not obtained for any or all of Proposals 1, 2, or 3, R&A would remain the investment adviser to the Fund in accordance with the terms and conditions of the Current Investment Advisory Agreement. In such an event, R&A may consider selecting a new portfolio manager or portfolio management team to replace Mr. George.

Comparison of Current Investment Advisory Agreement with New Investment Advisory Agreement

The Current Investment Advisory Agreement is substantially similar to the New Investment Advisory Agreement except that:

•
R&A is responsible for the day-to-day portfolio management of the Fund under the Current Investment Advisory Agreement while Sprott Asset will: (i) retain Sprott USA to be responsible for the day-to-day portfolio management of the Fund in accordance with the terms of an investment subadvisory agreement by and among the Fund, Sprott Asset, and Sprott USA (the “New Investment Subadvisory Agreement” and together with the New Investment Advisory Agreement, the “New Agreements”) and (ii) supervise and oversee Sprott USA’s performance as investment subadviser to the Fund;

•	Sprott Asset may terminate the New Investment Subadvisory Agreement with Sprott USA in accordance with its terms; and
•
the terms of the Current Investment Advisory Agreement call for it to remain in effect until June 30, 2015 (unless terminated earlier), and from year to year thereafter if approved annually in accordance with its terms while the New Investment Advisory Agreement will remain in effect until December 31, 2016 (unless terminated earlier), and from year to year thereafter if approved annually in accordance with its terms.

Below is a comparison of certain terms of the Current Investment Advisory Agreement to the corresponding terms of the New Investment Advisory Agreement.

Investment Advisory Services.    Under each Advisory Agreement, the relevant adviser is responsible for: (i) determining the composition of the Fund’s portfolio, the nature and timing of the changes in it, and the manner of implementing such changes and (ii) providing the Fund with such investment advisory, research and related services as the Fund may, from time to time, reasonably require for the investment of its assets. The Advisory Agreements require R&A and Sprott to perform such duties in accordance with the applicable provisions of the Fund’s Articles of Incorporation, By-laws and stated investment objective, policies, and restrictions and any directions it may receive from the Board. Under each Advisory Agreement, the relevant adviser pays all expenses it incurs in performing such investment advisory duties. As noted above, Sprott Asset will retain Sprott USA to be responsible for the day-to-day portfolio management of the Fund and will supervise and oversee Sprott USA’s performance as investment subadviser to the Fund.

Fees.    The rate of investment advisory compensation payable by the Fund to R&A under the Current Investment Advisory Agreement is the same as the rate of investment advisory compensation to be payable by the Fund to Sprott Asset under the New Investment Advisory Agreement. As compensation for providing services under its agreement, the relevant adviser is entitled to receive a monthly investment advisory fee from the Fund equal to 1/12 of 1% (1% on an annualized basis) of the average net assets of the Fund. (Because the investment advisory fee is a function of the Fund’s net assets and not of its total assets, neither adviser receives any fee in respect of those assets of the Fund equal to the aggregate unpaid amount of any of its indebtedness. The relevant adviser, however, receives a fee in respect of any assets of the Fund equal to the liquidation preferences of, and any potential redemption premiums for, any outstanding preferred stock.)

Expenses Payable by the Fund and Other Services.    Under each Advisory Agreement, the Fund is responsible for determining the net asset value of its shares and for all of its other operations. The Advisory Agreements require the Fund to pay all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, registrar, transfer agent and custodian fees; legal, administrative and clerical services; rent for office space and facilities; auditing; preparation, printing and distribution of its proxy statements, stockholders’ reports and notices; supplies and postage; Federal and state registration fees; NASD and securities exchange listing fees and expenses; Federal, state, local and foreign taxes; non-affiliated Directors’ fees; interest on its borrowings; brokerage commissions; and the cost of issue, sale and repurchase of its shares. R&A seeks reimbursement of such expenses from the Fund at cost pursuant to a separate Administration Agreement by and between R&A and the Fund. Sprott Asset has advised R&A of its current intention to enter into a substantially similar expense reimbursement arrangement with the Fund and Sprott USA in the event all of the required stockholder approvals are obtained. As a result, implementation of Proposal 1 is not expected to result in any material changes to the types and amounts of investment advisory or administration expenses that are payable by the Fund.

Limitation of Liability.    Under each Advisory Agreement, the relevant adviser will not be liable to the Fund for any action taken or omitted to be taken by it in connection with the performance of any of its duties or obligations under that Agreement or otherwise as an investment adviser of the Fund, except for any liability to which it would otherwise be subject by reason of its willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under such Agreement.

Indemnification of R&A and Sprott Asset.    Under each Advisory Agreement, the Fund will indemnify the relevant adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by it in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by it in connection with the performance of any of its duties or obligations under such Agreement or otherwise as an investment adviser of the Fund, except that the relevant adviser will not be entitled to indemnification in respect of any liability to which it would otherwise be subject by reason of its willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under such Agreement. Determinations of whether and the extent to which an adviser is entitled to such indemnification will be made by reasonable and fair means as set forth in the applicable Advisory Agreement.

Duration and Termination.    The terms of the Current Investment Advisory Agreement call for it to remain in effect until June 30, 2015 (unless terminated earlier) while the New Investment Advisory Agreement will remain in effect until December 31, 2016 (unless terminated earlier). Each Advisory Agreement will remain in effect from year to year thereafter if approved annually by (i) the vote of the Board, including a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, or (ii) the vote of a majority of the “outstanding voting securities” (as defined in the 1940 Act) of the Fund. Each Advisory

Agreement will terminate upon its “assignment” (as defined in the 1940 Act). The Advisory Agreements may be terminated without penalty on 60 days’ written notice by the vote of a majority of the shares of the Fund or by the vote of a majority of the Board or by the applicable adviser.

Information About Sprott Asset

Sprott Asset is an investment adviser with its principal place of business in Toronto, Ontario, Canada. Sprott Asset commenced operations as an investment adviser on November 20, 2002, and is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”). Sprott Asset is a wholly-owned subsidiary of Sprott Inc., a public company whose securities are listed on the Toronto Stock Exchange. Sprott Asset’s product offerings include mutual funds, alternative strategies, physical bullion trusts and tax-efficient funds. Its investment advisory business in the United States consists of (i) serving as the investment manager to pooled investment vehicles in which U.S. residents invest; and (ii) acting as a sub-adviser to Sprott USA in respect of certain managed accounts advised by Sprott USA. Sprott Asset also serves as advisor to the Sprott Physical Gold Trust, Sprott Physical Silver Trust, and Sprott Physical Platinum and Palladium Trust, each a closed-end trust formed under the laws of Canada and dually listed on the TSX and NYSE Arca. Sprott Asset is an affiliate of Sprott USA. Certain information regarding the executive officers and directors of Sprott Asset is set forth in Exhibit B to this Proxy Statement.

Stockholder Approval

To become effective, the New Investment Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

The New Investment Advisory Agreement was approved by the Board after consideration of all factors which it determined to be relevant to its deliberations, including those discussed below under the heading “Board Considerations.” The Board also determined to submit the New Investment Advisory Agreement for consideration by the Fund’s stockholders.

The Board unanimously recommends that Fund stockholders vote “FOR” approval of the New Investment Advisory Agreement.

PROPOSAL 2: APPROVAL OF
NEW INVESTMENT SUBADVISORY AGREEMENT

Background

As set forth above, R&A serves as the Fund’s investment adviser and is responsible for the management of its assets pursuant to the Current Investment Advisory Agreement. The date of the Current Investment Advisory Agreement is October 1, 2001. The Current Investment Advisory Agreement was last approved by the Fund’s stockholders on September 14, 2001. The Current Investment Advisory Agreement was last approved for continuance by the Board at a meeting on June 4-5, 2014.

R&A is a wholly-owned subsidiary of Legg Mason Inc. and has been investing in smaller-company securities with a value approach for more than 40 years. Its offices are located at 745 Fifth Avenue, New York, NY 10151.

On November 10, 2014, as discussed above, the Fund announced that W. Whitney George, the Fund’s portfolio manager since 2002, would be leaving R&A to join Sprott Asset Management L.P. In addition to considering the New Investment Advisory Agreement at the December 15-16, 2014 in-person Board meeting as described under the heading “Proposal 1: Approval of New Investment Advisory Agreement,” the Board considered whether it would be in the best interests of the Fund and its stockholders to approve the New Investment Subadvisory Agreement by and among the Fund, Sprott Asset, and Sprott USA. Sprott USA is an affiliate of Sprott Asset. Sprott USA offers a managed account program that focuses on resource and energy related investments. The form of the New Investment Subadvisory Agreement is attached hereto as Exhibit C to this Proxy Statement. At that meeting, and for the reasons discussed below under the heading “Board Considerations,” the Board, including the Current Independent Directors, unanimously approved the New Investment Subadvisory Agreement. R&A will not receive any compensation or any other amount from Sprott or any other party in connection with the New Investment Subadvisory Agreement.

The 1940 Act requires that the New Investment Subadvisory Agreement be approved by the Fund’s stockholders in order for it to become effective. At the December 15-16, 2014 Board meeting, the Board, including the Current Independent Directors, also unanimously recommended approval of the New Investment Subadvisory Agreement by the Fund’s stockholders.

The New Investment Subadvisory Agreement is expected to take effect as soon as reasonably practicable after all of the required stockholder approvals are obtained. The Current Investment Advisory Agreement will terminate upon the effectiveness of the New Investment Subadvisory

Agreement as part of the consummation of the transactions contemplated in this Proxy Statement. In the event the required stockholder approvals are not obtained for any or all of Proposals 1, 2, or 3, R&A would remain the investment adviser to the Fund in accordance with the terms and conditions of the Current Investment Advisory Agreement. In such an event, R&A may consider selecting a new portfolio manager or portfolio management team to replace Mr. George.

Comparison of Current Investment Advisory Agreement with New Investment Subadvisory Agreement

The Current Investment Advisory Agreement is substantially similar to the New Investment Subadvisory Agreement except that:

•
R&A is responsible for the day-to-day portfolio management of the Fund under the Current Investment Advisory Agreement while Sprott Asset will appoint Sprott USA as subadviser to the Fund to handle such day-to-day portfolio management, subject to the supervision and oversight of Sprott Asset and the Board and in accordance with the terms of the New Investment Subadvisory Agreement;

•	the Fund pays the applicable investment advisory compensation to R&A while neither the Fund nor Sprott Asset will compensate Sprott USA under the New Investment Subadvisory Agreement; and
•
the terms of the Current Investment Advisory Agreement call for it to remain in effect until June 30, 2015 (unless terminated earlier), and from year to year thereafter if approved annually in accordance with its terms while the New Investment Subadvisory Agreement will remain in effect until December 31, 2016 (unless terminated earlier), and from year to year thereafter if approved annually in accordance with its terms.

Below is a comparison of certain terms of the Current Investment Advisory Agreement to the corresponding terms of the New Investment Subadvisory Agreement.

Investment Advisory Services.    Under these agreements, R&A and Sprott USA are responsible for: (i) determining the composition of the Fund’s portfolio, the nature and timing of the changes in it, and the manner of implementing such changes and (ii) providing the Fund with such investment advisory, research and related services as the Fund may, from time to time, reasonably require for the investment of its assets. These agreements require R&A and Sprott USA to perform such duties in accordance with the applicable provisions of the Fund’s Articles of Incorporation, By-laws and stated investment objective, policies, and restrictions and any directions they may receive from the Board. Each of R&A and Sprott USA must pay all expenses it incurs in performing such duties. As noted above, Sprott Asset will retain Sprott USA to be responsible for the day-to-day portfolio management of the Fund pursuant to the New Investment Subadvisory Agreement and will supervise and oversee Sprott USA’s performance thereunder.

Fees.    As set forth above, the rate of investment advisory compensation payable by the Fund to R&A under the Current Investment Advisory Agreement is the same as the rate of investment advisory compensation to be payable by the Fund to Sprott Asset under the New Investment Subadvisory Agreement. Neither the Fund nor Sprott Asset will compensate Sprott USA for the services provided by Sprott USA under the New Investment Subadvisory Agreement.

Expenses Payable by the Fund and Other Services.    The New Investment Subdvisory Agreement does not address the identification or allocation of expenses payable by the Fund nor does it identify the parties responsible for the performance of certain services in connection with the operation of the Fund. As noted above, the Fund is responsible under the Advisory Agreements for determining the net asset value of its shares and for all of its other operations. In addition, each Advisory Agreement requires the Fund to pay all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, registrar, transfer agent and custodian fees; legal, administrative and clerical services; rent for office space and facilities; auditing; preparation, printing and distribution of its proxy statements, stockholders’ reports and notices; supplies and postage; Federal and state registration fees; NASD and securities exchange listing fees and expenses; Federal, state, local and foreign taxes; non-affiliated Directors’ fees; interest on its borrowings; brokerage commissions; and the cost of issue, sale and repurchase of its shares. As noted above, R&A seeks reimbursement of such expenses from the Fund at cost pursuant to a separate Administration Agreement by and between R&A and the Fund. Sprott Asset has advised R&A of its current intention to enter into a substantially similar expense reimbursement arrangement with the Fund and Sprott USA in the event all of the required stockholder approvals are obtained. As a result, implementation of Proposal 2 is not expected to result in any material changes to the types and amounts of investment advisory or administration expenses that are payable by the Fund.

Limitation of Liability.    Neither R&A nor Sprott USA will be liable to the Fund for any action taken or omitted to be taken by it in connection with the performance of any of its duties or obligations under the relevant agreement or otherwise as an investment adviser or subadviser of the Fund, except for any liability to which it would otherwise be subject by reason of its willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under such agreement.

Indemnification of R&A and Sprott USA.    Under each agreement, the Fund will indemnify R&A or Sprott USA, as the case may be, and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by it in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by it in connection with the performance of any of its duties or obligations under such Agreement or otherwise as an investment adviser or subadviser, as the case may be, of the Fund, except that the relevant adviser or subadviser will not be entitled to indemnification in respect of any liability to which it would otherwise be subject by reason of its willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under such agreement. Determinations of whether and the extent to which R&A or Sprott USA is entitled to such indemnification will be made by reasonable and fair means as set forth in the applicable agreement.

Duration and Termination.    The terms of the Current Investment Advisory Agreement call for it to remain in effect until June 30, 2015 (unless terminated earlier) while the New Investment Subdvisory Agreement will remain in effect until December 31, 2016 (unless terminated earlier). Each of the Current Investment Advisory Agreement and the New Investment Subdvisory Agreement will remain in effect from year to year thereafter if approved annually by (i) the vote of the Board, including a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, or (ii) the vote of a majority of the “outstanding voting securities” (as defined in the 1940 Act) of the Fund. The Current Investment Advisory Agreement and the New Investment Subdvisory Agreement will terminate upon their “assignment” (as defined in the 1940 Act). Each of the Current Investment Advisory Agreement and the New Investment Subdvisory Agreement may be terminated without penalty on 60 days’ written notice by the vote of a majority of the shares of the Fund or by the vote of a majority of the Board or by the investment adviser or subadviser, as the case may be. Additionally, the New Investment Subdvisory Agreement may be terminated by Sprott Asset upon no notice to the Fund or Sprott USA.

Information About Sprott USA

Sprott USA is an investment adviser with its principal place of business in Carlsbad, California, and was founded in 2005. Sprott USA is owned by Sprott U.S. Holdings, Inc., a subsidiary of Sprott Inc., a Canadian public company. Sprott USA commenced operations as an investment adviser and has been registered with the SEC since February 7, 2006. Sprott USA provides investment supervisory services on a discretionary basis to its clients, which include individuals and institutions with separately managed accounts. Sprott USA is an affiliate of Sprott Asset.

Certain information regarding the executive officers and directors of Sprott USA is set forth in Exhibit D to this Proxy Statement.

Stockholder Approval

To become effective, the New Investment Subadvisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

The New Investment Subadvisory Agreement was approved by the Board after consideration of all factors which it determined to be relevant to its deliberations, including those discussed below under the heading “Board Considerations.” The Board also determined to submit the New Investment Subadvisory Agreement for consideration by the Fund’s stockholders.

The Board unanimously recommends that Fund stockholders vote
“FOR” approval of the New Investment Subadvisory Agreement.

BOARD CONSIDERATIONS

The Board, including the Current Independent Directors, is responsible for approving the New Investment Advisory Agreement by and between the Fund and Sprott Asset and the New Investment Subadvisory Agreement by and among the Fund, Sprott Asset, and Sprott USA. The Board met in person at a regularly scheduled meeting on December 15-16, 2014, for purposes of, among other things, considering whether it would be in the best interests of the Fund and its stockholders to approve the New Investment Advisory Agreement and the New Investment Subadvisory Agreement. The Nominating Committee of the Board also met on December 15-16, 2014.

In connection with the Board’s review of the New Agreements, the Current Independent Directors requested, and Sprott provided the Board with, information about a variety of matters, including, without limitation, the following information:

•	Information regarding the financial condition of Sprott and any related future business initiatives;
•	The expected investment advisory compensation to be payable by the Fund to Sprott Asset under the New Investment Advisory Agreement;
•	The expected investment subadvisory compensation, if any, to be payable by Sprott Asset to Sprott USA under the New Investment Subadvisory Agreement;
•	Comparative fee and expense information for registered investment companies similar to the Fund as identified by Morningstar Associates, LLC (“Morningstar”);
•	Background information on the qualifications and experience of Sprott senior management and the key professional personnel that are expected to provide services to the Fund;
•	A description of the nature, extent, and quality of services Sprott expects to provide to the Fund and how such services may differ from those provided to the Fund by R&A;
•
Information on compliance matters, including background information on the qualifications and experience of the expected Chief Compliance Officer for the Fund and a summary of Sprott compliance programs that will be applicable to the Fund;

•	Comparative investment performance information for registered investment companies similar to the Fund as identified by Morningstar;
•	Information regarding broker selection, trade allocation, brokerage “recapture,” and “soft dollars;” and
•	Information on current legal matters.

In connection with the Board’s review of the New Agreements, the Current Independent Directors considered the matters set forth above along with the following information:

•	Sprott’s assurance that there will not be any diminution in the nature, quality, and extent of services provided to the Fund following implementation of the New Agreements;
•	Sprott’s indication that it has no present intention to increase the investment advisory fee rate set forth in the Current Investment Advisory Agreement;
•
Mr. George’s long portfolio management tenure with the Fund and its historical investment performance, which included past periods of significantly outperforming its then-current benchmark index and Morningstar peer group;

•	That the Fund’s portfolio is unlike that of any other Royce Funds;
•	Mr. George’s significant ownership stake in the Fund;
•	Mr. George has entered into a one-year employment agreement with Sprott Asset to go into effect upon the effective date of the New Agreements;
•	Sprott’s expectation that the Fund will be managed in substantially the same manner after implementation of the New Agreements as it has been under the Current Investment Advisory Agreement;
•	Sprott’s experience in managing pooled investment vehicles and accounts; and
•
Sprott and R&A have agreed to pay all: (i) fees and expenses of the Fund in connection with the Board’s consideration of the New Agreements and (ii) costs of seeking stockholder approval of the New Agreements and the new slate of Directors.

At the December 15-16, 2014 meeting, the Board and the Current Independent Directors, voting separately, determined that the New Agreements are in the best interests of the Fund in light of the services, personnel, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment and approved them for their initial terms.

To reach this determination, the Board considered its duties under the 1940 Act as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and the receipt of investment advisory compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of each of the New Agreements, the Current Independent Directors received materials in advance of the Board meeting from Sprott and R&A. The Directors also met with a senior executive of Sprott and Mr. George. The Current Independent Directors also met separately with their independent legal counsel to discuss the information provided by Sprott and R&A. The Board applied its business judgment to determine whether the arrangements by and among the Fund, Sprott Asset, and Sprott USA are reasonable business arrangements from the Fund’s perspective as well as from the perspective of its stockholders.

The nature, extent and quality of services to be provided by Sprott Asset and Sprott USA

The Board considered the following factors to be of fundamental importance to its consideration of whether to approve the New Agreements: (i) Mr. George’s long tenure as the portfolio manager of the Fund; (ii) Mr. George’s 33 years of value investing experience and related track record; (iii) Mr. George’s focus on mid-cap, small-cap, and micro-cap value investing; (iv) background information on the qualifications and experience of Sprott senior management and the key professional personnel that are expected to provide services to the Fund; and (v) Sprott’s experience in managing pooled investment vehicles and accounts and its related organizational capabilities.

The Board found that the investment advisory services provided by R&A to the Fund under the Current Investment Advisory Agreement are substantially identical to the investment advisory services to be provided by Sprott to the Fund under the New Agreements. The Board also considered the fact that R&A provided, and Sprott is expected to provide, certain administrative services to the Fund at cost pursuant to the relevant administration agreement. The Board determined that the overall services to be provided to the Fund by Sprott would be substantially identical to those previously provided to the Fund by R&A. As it had in its previous considerations of the renewal of the Current Investment Advisory Agreement in respect of R&A’s management of the Fund, the Board concluded that the nature and quality of the services to be provided by Sprott to the Fund would be suitable for the Fund.

Investment performance

The Fund, like other R&A managed funds, uses a risk-averse, value approach to investing. In light of that approach, the Board believes that risk-adjusted performance continues to be the most appropriate measure of the Fund’s investment performance. One measure of risk-adjusted performance the Board has historically used in its review of the Fund’s performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically 3 to 10 years.

The Fund’s use of preferred stock leverage from November 1997 to mid-November 2012, however, served to offset R&A’s risk-averse, value approach by increasing return volatility (i.e., standard deviation). The Fund’s recent over-weighting of metals and mining stocks, its focus on more cyclical “quality” stocks, and the greater proportion of yield-oriented securities (e.g., master limited partnerships, real estate investment trusts, and utilities) in the Russell 2500 Index, the Fund’s current benchmark index, also adversely affected the Fund’s absolute and relative investment performance. Using Morningstar data, the Board noted that the Fund’s Sharpe Ratio placed in the fourth quartile in the Mid Cap Growth category assigned by Morningstar for the 3-year, 5-year, and 10-year periods ended December 31, 2013.

The Board also noted that the Fund’s relative performance has improved significantly since short-term interest rates hit their lows on May 2, 2013. The Board further noted the Fund’s annualized total returns for the 3-year, 5-year, and 10-year periods ended October 31, 2014 were 9.16%, 11.32%, and 8.34%, respectively while those of the Russell 2500 Index for those same periods were 19.03%, 18.40%, and 9.18%, respectively.

The Board noted that Mr. George has served as the Fund’s portfolio manager since 2002 and that the Fund had enjoyed periods of significant investment outperformance relative to its then-current benchmark index and Morningstar peer group during his tenure. The Board further noted that the portfolio management strategy and methods used in managing the Fund are not expected to change as a result of implementation of the New Agreements. Finally, the Board noted that Mr. George had also served as a portfolio manager or assistant portfolio manager on a number of R&A managed funds that invest in micro-cap, small-cap, and mid-cap issuers.

Although the Board recognized that past performance is not necessarily an indicator of future results, it found that Mr. George, Sprott Asset, and Sprott USA had the necessary qualifications, experience and track record in managing micro-cap, small-cap, and mid-cap securities to manage the Fund. In light of the foregoing, the Directors determined that Sprott Asset was an appropriate investment adviser for the Fund and that Sprott USA was an appropriate investment subadviser for the Fund.

Cost of the services provided and profits realized by Sprott from its relationships with the Fund

Because the engagement of Sprott Asset and Sprott USA for the provision of investment management services to the Fund is new, there was no related historical cost or profitability information for the Board to review in connection with its consideration of each of the New Agreements. As a result, this factor was generally not considered by the Board.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale

The Board noted that the investment advisory fee rate payable by the Fund would not change in connection with the transition of investment management services from R&A to Sprott. As it had in its previous considerations of the renewal of the Current Investment Advisory Agreement, the Board considered whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board again noted the time and effort involved in managing portfolios of micro-, small-, and mid-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. As it had in its previous approvals of the renewal of the Current Investment Advisory Agreement, the Board concluded that the current fee structure for the Fund was reasonable, that stockholders sufficiently participated in economies of scale, and that no changes were currently necessary.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients

The Board noted that: (i) the rate of investment advisory compensation payable by the Fund to R&A under the Current Investment Advisory Agreement is the same as the rate of investment advisory compensation to be payable by the Fund to Sprott Asset under the New Investment Advisory Agreement; (ii) neither the Fund nor Sprott Asset will compensate Sprott USA for the services provided by Sprott USA under the New Investment Subadvisory Agreement; (iii) Sprott did not manage any pooled investment vehicles or accounts with an investment objective or investment strategy similar to those used to manage the Fund; and (iv) Sprott did not manage any investment companies registered under the 1940 Act.

As it had in its previous considerations of the renewal of the Current Investment Advisory Agreement, the Board compared the investment advisory fee payable by the Fund under the New Investment Advisory Agreement to contracts of other investment advisers to registered investment companies investing in micro-, small-, and mid-cap stocks, as provided by Morningstar. The Board noted that the Fund’s investment advisory fee based on its average net asset level for the year ended December 31, 2013 fell within the 4th quartile (88th percentile) of its Morningstar-assigned open-end peer group. The Board also noted that the Fund’s net expense ratio based on average net assets for the year ended December 31, 2013 fell within the 3rd quartile (69th percentile) of its Morningstar-assigned open-end peer group, 8 basis points above the Morningstar peer group median (1.09%). Finally, the Board noted that the Fund’s net expense ratio based on average net assets for the 10-month period ended October 31, 2014 was 1.14%.

Conclusion

It was noted that no single factor was cited as determinative to the decision of the Directors. Rather, after weighing all of the considerations and conclusions discussed above, the entire Board, including all of the Current Independent Directors, approved the New Investment Advisory Agreement and the New Investment Subadvisory Agreement, concluding that having the Fund enter into the New Agreements was in the best interest of the stockholders of the Fund and that the investment advisory fee rate was reasonable in relation to the services provided.

PROPOSAL 3: ELECTION OF DIRECTORS

The Board’s role in management of the Fund is oversight. The Board is currently comprised of two Interested Directors and six Independent Directors. The two current Interested Directors are Mr. George and Charles M. Royce, the Chief Executive Officer and Chairman of the Board of Managers of R&A. The six Current Independent Directors are Patricia W. Chadwick, Richard M. Galkin, Stephen L. Isaacs, Arthur S. Mehlman, David L. Meister and G. Peter O’Brien.

In light of Mr. George’s long history as a portfolio manager of the Fund and his impending move from R&A to Sprott, four nominees (each, a “Nominee” and collectively, the “Nominees”) are being proposed for election to the Board under Proposal 3. The Current Independent Directors interviewed the three Independent Director Nominees at a meeting held on December 15-16, 2014. The current Board considered the skills and experience, time availability, and other attributes of the Nominees. As a result, the current Board determined that, in connection with the proposed transfer of investment management responsibilities for the Fund from R&A to Sprott, it will be appropriate for the Fund to have a Board comprised of three new “Independent Directors” and one “Interested Director” as set forth below.

The three Independent Director Nominees were interviewed and nominated by the Nominating Committee of the Board. As set forth above, Mr. George currently serves as an Interested Director of the Fund and has been nominated for re-election in that capacity. If each of Proposal 1, Proposal 2, and Proposal 3 receives the required stockholder approval, all of the current members of the Board other than Mr. George (i.e., the Current Independent Directors and Mr. Royce) will resign from their positions, the size of the Board will be reduced pursuant to the Fund’s By-laws, and the four Nominees will then comprise the Board. If each of Proposal 1, Proposal 2, and Proposal 3 does not receive the required stockholder approval, then all of the current Directors are currently expected to remain on the Board for the remainder of their respective terms, or until their respective successors are duly elected and qualified.

The 1940 Act requires that certain percentages of directors on boards of registered investment companies must have been elected by stockholders under various circumstances. For example, in general, at least a majority of the directors must have been elected to such office by stockholders. In addition, new directors cannot be appointed by existing directors to fill vacancies created by retirements, resignations, or an expansion of a board unless, after those appointments, at least two-thirds of the directors have been elected by stockholders. Currently, 75% of the Fund’s Directors are Independent Directors. If all four Nominees are elected to the Board and the

Current Independent Directors and Mr. Royce resign from the Board as contemplated in this Proxy Statement, 75% of the Fund’s Directors would still be Independent Directors. Accordingly, Fund stockholders are being asked to elect all four Nominees to the Board. It is intended that the enclosed Proxy will be voted “FOR” the election of all four Nominees, unless such authority has been withheld in the proxy. The enclosed Proxy cannot be voted for a greater number of persons than the number of Nominees.

The classes of Nominees and their respective proposed terms of office are indicated below.

CLASS I DIRECTORS TO SERVE UNTIL 2018 ANNUAL MEETING OF STOCKHOLDERS
W. Whitney George (Interested Director)
James R. Pierce, Jr. (Independent Director)

CLASS II DIRECTOR TO SERVE UNTIL 2017 ANNUAL MEETING OF STOCKHOLDERS
Barbara Connolly Keady (Independent Director)

CLASS III DIRECTOR TO SERVE UNTIL 2016 ANNUAL MEETING OF STOCKHOLDERS
Michael W. Clark (Independent Director)

Each of the four Nominees has agreed to serve if elected, and R&A and Sprott have no reason to believe that any of them will be unavailable for service as a Director. However, if any of them become unwilling or unable to serve, the persons named in the accompanying Proxy will vote for the election of such other persons, if any, as the Board may nominate.

Interested Director Nominee

Certain biographical and other information concerning W. Whitney George, including his proposed designated class, is set forth below. Mr. George has been deemed to be an “interested person” (as defined in the 1940 Act) of the Fund due to the positions he holds and has held with R&A, the positions he is expected to hold with Sprott, and his stock ownership in Legg Mason.

Name, Address* and Principal Occupations During Past Five Years	Age	Positions to be Held With Fund	Term of Office to Expire and Length of Time Served	Number of Portfolios in Fund Complex to be Overseen	Other Public Company Directorships During Past Five Years

W. Whitney George Managing Director and Vice President of R&A, having been employed by R&A since October 1991. Vice President and Member of Board of Directors of the Fund.	56	Class I Director and Vice President†	2018 Director since 2013	1	None

________________
*   The current mailing address of Mr. George is c/o Royce & Associates, LLC, 745 Fifth Avenue, New York, New York 10151.
  † Mr. George will be elected by, and serve at the pleasure of, the Board in his capacity as an officer of the Fund.

Independent Director Nominees

Certain biographical and other information concerning the three Independent Director Nominees, including their proposed designated classes, is set forth below. None of the Independent Director Nominees currently serves as a Director to the Fund.

				Number of
		Positions		Portfolios	Other
		to be		in Fund	Public Company
Name, Address* and		Held	Term of	Complex to	Directorships
Principal Occupations		With	Office to	be	During Past Five
During Past Five Years	Age	Fund	Expire	Overseen	Years

James R. Pierce, Jr. Chairman of JLT Specialty Insurance Services, Inc. since 2014. Global Lead in Marine and Energy Operations at Marsh (2006-2014). Managing Director at Aon Natural Resources (1995-2006). Manager at Energy Insurance International (1986-1995).	58	Class I Director	2018	1	None

Barbara Connolly Keady Director of New Business Development at Ceres Partners, an investment fund that acquires and manages farmland (2010-present); Research Analyst at Southport Management, a convertible bond hedge fund and Associate in Morgan Stanley Private Wealth Management group (1998-1999).	52	Class II Director	2017	1	None

Michael W. Clark President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company, an investment management firm (2005-present); and Co-Head of Global Equity Department and Executive Board member of Credit Suisse First Boston (1991-2005).	55	Class III Director	2016	1	None

*	The address of each of Ms. Keady and Messrs. Pierce and Clark is c/o Sprott Asset Management L.P., Royal Bank Plaza, South Tower, Suite 2700, Bay Street, Toronto, Ontario, Canada M5J2J1.

Set forth below is additional information about each Nominee (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Nominee possesses which the Board believes have prepared them to be effective Directors.

•
W. Whitney George – In addition to his previous tenure as a Director/Trustee and portfolio manager of certain investment companies managed by R&A, Mr. George currently serves as Managing Director and Vice President of R&A, having been employed there since 1991. Mr. George has over 30 years of investment business experience.

•
James R. Pierce, Jr. – Mr. Pierce currently serves as the Chairman of JLT Specialty Insurance Services, Inc. He has over 30 years of business experience, including extensive experience in the insurance and financial services sectors.

•
Barbara Connolly Keady – Ms. Keady currently serves as the Director of New Business Development at Ceres Partners. She has over 25 years of business experience, including extensive experience in the investing and financial services sectors.

•
Michael W. Clark – Mr. Clark currently serves as the President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company, an investment firm. He has over 21 years of business experience, including extensive experience in the investing and financial services sectors.

The Board believes that each Director’s experience, qualifications, attributes and skills should be evaluated on an individual basis and in consideration of the perspective such Director brings to the entire Board, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that the Nominees satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice, public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or non-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Nominating Committee contains certain other specific factors considered by the Nominating Committee in identifying and selecting Director candidates (as described below).

     To assist them in evaluating matters under federal and state law, the Directors are currently counseled by their own independent legal counsel, who participates in Board meetings and interacts with R&A, and also may benefit from information provided by R&A’s internal counsel; both Board and R&A’s internal counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the Fund’s Directors be Independent Directors (i.e., 40% of the Fund’s Directors may not be “interested persons” (as defined in the 1940 Act) of the Fund). To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, 75% of the Fund’s Directors are Independent Directors. If all four Nominees are elected and the Current Independent Directors and Mr. Royce resign as contemplated in this Proxy Statement, 75% of the Fund’s Directors would still be Independent Directors. The Board does not have a chairman, but the current President of the Fund, Mr. Royce, an interested person of the Fund, currently acts as chairman at the Board meetings. The Current Independent Directors have not designated a lead Independent Director, but the current Chairman of the Board’s Audit Committee, Mr. Mehlman, generally acts as chairman of meetings or executive sessions of the Independent Directors and, when appropriate, represents the views of the Independent Directors to R&A. The Board has determined that its current leadership structure is appropriate in light of the services that R&A and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

Audit Committee Report

The Board has a standing Audit Committee (the “Audit Committee”), which consists of the Current Independent Directors, who also are “independent” as defined in the listing standards of the NASDAQ Stock Market. The current members of the Audit Committee are Patricia W. Chadwick, Richard M. Galkin, Stephen L. Isaacs, Arthur S. Mehlman, David L. Meister and G. Peter O’Brien. Mr. Mehlman currently serves as Chairman of the Audit Committee. Ms. Chadwick and Mr. Mehlman have been designated as Audit Committee Financial Experts, as defined under SEC regulations.

The principal purposes of the Audit Committee are to (i) assist Board oversight of the (a) integrity of the Fund’s financial statements; (b)

independent accountants’ qualifications and independence; and (c) performance of the Fund’s independent accountants and (ii) prepare or oversee the preparation of any audit committee report required by rules of the SEC to be included in the Fund’s proxy statement for its annual meeting of stockholders. The Board has adopted an Audit Committee charter for the Fund which is attached as Exhibit E to this Proxy Statement.

The Audit Committee also has (i) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Tait, Weller & Baker (“TW&B”), the current independent auditors for the Fund, and (ii) discussed certain matters required to be discussed under the requirements of The Public Company Accounting Oversight Board with TW&B. The Audit Committee has considered whether the provision of non-audit services by the Fund’s independent auditors is compatible with maintaining their independence.

At its meetings held on February 14, 2014 and February 26-27, 2014, the Audit Committee reviewed and discussed the audit of the Fund’s financial statements as of December 31, 2013 and for the fiscal year then ended with Fund management and TW&B. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund’s 2013 Annual Report to Stockholders, the Audit Committee would have been notified by Fund management or TW&B. The Audit Committee received no such notifications. At the same meeting, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s 2013 Annual Report to Stockholders.

Nominating Committee

The Board has a Nominating Committee (the “Nominating Committee”), which is presently composed of the six Current Independent Directors, namely Ms. Chadwick and Messrs. Galkin, Isaacs, Mehlman, Meister and O’Brien. Messrs. Galkin and O’Brien currently serve as co-Chairmen of the Nominating Committee. The Board has adopted a Nominating Committee Charter which is attached as Exhibit F to this Proxy Statement.

The Nominating Committee is responsible for identifying and recommending to the Board individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating Committee will consider Director candidates recommended by stockholders. In considering potential nominees, the Nominating Committee will take into consideration (i) the contribution which the person can make to the Board, with consideration given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant, including but not limited to whether a potential nominee’s personal and professional qualities and attributes would provide a beneficial diversity of skills, experience and/or perspective to the Board; (ii) the character and integrity of the person; (iii) whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund; (iv) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates; (v) whether or not the person is financially literate pursuant to the New York Stock Exchange’s audit committee membership standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a Director of the Fund; and (viii) whether or not the selection and nomination of the person would be in the best interest of the Fund in light of the requirements of the Fund’s retirement policies. While the Nominating Committee does not have a formal policy regarding diversity, as noted above, it may consider the diversity of skills, experience and/or perspective a potential nominee will bring to the Board as part of its evaluation of the contribution such potential nominee will make to the Board. Such factors will be considered in light of the other factors described above and in the context of the Board’s existing membership at the time such potential candidate is considered. The three Independent Director Nominees were recommended by R&A and Sprott for consideration by the Nominating Committee. The Nominating Committee interviewed, and nominated, the three Independent Director Nominees at a meeting held on December 15-16, 2014.

To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include biographical information and set forth the qualifications of the proposed nominee. The stockholder recommendation and information described above must be sent to the Fund’s Secretary, John E. Denneen, c/o Royce Focus Trust, Inc., 745 Fifth Avenue, New York, New York 10151.

Although the Board does not have a standing compensation committee, the Current Independent Directors review their compensation annually.

Board’s Oversight Role in Management

The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily R&A and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman of the Audit Committee, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Fund’s and R&A’s Chief Compliance Officer and portfolio management personnel. The Audit Committee (which consists of the six Current Independent Directors) meets during its scheduled meetings, and between meetings the Chairman of the Audit Committee maintains contact with the Fund’s independent registered public accounting firm and the Fund’s Vice President and Treasurer. The Board also receives periodic presentations from senior personnel of R&A or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, investment research and securities lending. The Board also receives reports from counsel to R&A and the Board’s own independent legal counsel regarding regulatory, compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Committee and Board of Directors Meetings

During the year ended December 31, 2013, the Board held six meetings, the Audit Committee held two meetings, and the Nominating Committee did not hold any meetings. Each Director then in office attended 75% or more of the aggregate of the total number of meetings of the Board and the total number of meetings of the Audit Committee held during that year.

Compensation of Directors

For the year ended December 31, 2013, each Current Independent Director received a base fee of $6,500 per year, plus $300 for each in-person meeting of the Board attended. No Director received remuneration for services as a Director for the year ended December 31, 2013 in addition to or in lieu of this standard arrangement. Effective January 1, 2014, each Current Independent Director receives a base fee of $7,200 per year, plus $300 for each in-person meeting of the Board attended.

Set forth below is the aggregate compensation paid by the Fund and the total compensation paid by The Royce Funds and the Fund Complex to each Current Independent Director for the year ended December 31, 2013. Interested Directors of the Fund receive no compensation relating to their services as a Director.

		Pension or			Total
		Retirement		Total	Compensation
		Benefits	Estimated	Compensation	From the
	Aggregate	Accrued	Annual	From The	Fund and
	Compensation	as Part	Benefits	Royce Funds	Fund Complex
	From the	of Fund	upon	Paid to	Paid to
Name	Fund	Expenses	Retirement	Directors	Directors *

Patricia W. Chadwick,
Director	$8,000	None	None	$250,710	$250,710
Richard M. Galkin,
Director	$8,000	None	None	$250,710	$250,710
Stephen L. Isaacs,
Director	$8,000	None	None	$250,710	$250,710
Arthur S. Mehlman,
Director	$8,000	None	None	$250,710	$391,960
David L. Meister,
Director	$8,000	None	None	$250,710	$250,710
G. Peter O’Brien,
Director	$8,000	None	None	$250,710	$381,960

*	Represents aggregate compensation paid to each Director during the calendar year ended December 31, 2013 from the Fund Complex. The Fund Complex included the 34 portfolios of The Royce Funds and the 18 portfolios of the Legg Mason Family of Funds during that period.

Current Officers of the Fund

Officers of the Fund are elected each year by the Board. The following sets forth information concerning the current officers of the Fund:

Name, Address* and Principal			Officer of
Occupations During Past Five Years	Age	Office**	Fund Since

Charles M. Royce Chief Executive Officer and Chairman of Board of Managers of R&A.	74	President	1986

John D. Diederich Chief Operating Officer, Managing Director and Member of the Board of Managers of R&A; Chief Financial Officer of R&A; Director of Administration of The Royce Funds; and President of Royce Fund Services, Inc. (“RFS”), having been employed by R&A since April 1993.	63	Vice President and Treasurer	1997

Name, Address* and Principal			Officer of
Occupations During Past Five Years	Age	Office**	Fund Since

Jack E. Fockler, Jr. Managing Director and Vice President of R&A; Vice President of RFS, having been employed by R&A since October 1989.	55	Vice President	1995

W. Whitney George Managing Director and Vice President of R&A, having been employed by R&A since October 1991.	56	Vice President	1995

Daniel A. O’Byrne Principal and Vice President of R&A, having been employed by R&A since October 1986.	52	Vice President	1994

Christopher D. Clark President and Co-Chief Investment Officer of R&A having been employed by R&A since 2007	49	Vice President	2014

Francis D. Gannon Co-Chief Investment Officer of R&A having been employed by R&A since 2006	47	Vice President	2014

John E. Denneen General Counsel, Chief Legal and Compliance Officer and Secretary of R&A; Secretary and Chief Legal Officer of The Royce Funds.	47	Secretary and Chief Legal Officer	1996 to 2001 and since 2002

Lisa Curcio Chief Compliance Officer of The Royce Funds (since October 2004); and Compliance Officer of R&A (since June 2004).	54	Chief Compliance Officer	2004

*	The address of each current officer of the Fund is c/o Royce & Associates, LLC, 745 Fifth Avenue, New York, New York 10151.
**	Each officer of the Fund is elected by, and serves at the pleasure of, the Board.

Stockholder Communications

Stockholders may send written communications to the Board or to an individual Director by mailing such correspondence to the Secretary of the Fund (addressed to 745 Fifth Avenue, New York, New York 10151). Such communications must be signed by the stockholder and identify the number of shares of common stock held by the stockholder. Properly submitted stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must continue to meet all the requirements of Rule 14a-8. See “Additional Information – Stockholder Proposals” herein.

Director Attendance at Stockholder Meetings

The Fund has no formal policy regarding Director attendance at stockholder meetings. None of the Current Independent Directors attended the 2014 Annual Meeting of Stockholders.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the officers and Directors of the Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the New York Stock Exchange. Officers, Directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on the Fund’s review of the copies of such forms and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30(h) of the 1940 Act (i.e., any investment adviser or affiliated person of the Fund’s investment adviser), have complied with all filing requirements applicable to them with respect to transactions in the Fund’s shares during the Fund’s most recent fiscal year.

Stock Ownership

Information relating to each current Director’s ownership of shares of common stock as of December 29, 2014 and of shares of The Royce Funds overseen by each Director is set forth below:

Aggregate Dollar Range of
Securities in all Royce Funds
	Aggregate Dollar Range	overseen by each Director
Name	of Equity in the Fund	in the Royce Family of Funds
Interested Director:
Charles M. Royce	Over $100,000	Over $100,000
W. Whitney George	Over $100,000	Over $100,000

Non-Interested Directors:
Patricia W. Chadwick	[None]	Over $100,000
Richard M. Galkin	[None]	Over $100,000
Stephen L. Isaacs	[None]	Over $100,000
Arthur S. Mehlman	[$10,001 - $50,000]	Over $100,000
David L. Meister	[None]	Over $100,000
G. Peter O’Brien	[$10,001 - $50,000]	Over $100,000

[The three Independent Director Nominees do not own any shares of common stock of the Fund.]

Information regarding ownership of shares of common stock by the Fund’s Directors and officers as of December 29, 2014 is set forth below:

Amount of Beneficial
Name and Address*	Ownership of	Percent of Shares
of Owner	Shares of Common Stock	Outstanding
Interested Directors:
Charles M. Royce
W. Whitney George

Non-Interested Directors:
Patricia W. Chadwick
Richard M. Galkin
Stephen L. Isaacs
Arthur S. Mehlman
David L. Meister
G. Peter O’Brien

Interested Officers**:
Christopher D. Clark
Francis D. Gannon
John D. Diederich
Jack E. Fockler, Jr.
Daniel A. O’Byrne
John E. Denneen
Lisa Curcio

*	The address of each current Director and each current officer is c/o Royce & Associates, LLC, 745 Fifth Avenue, New York, New York 10151.
**	Does not include beneficial ownership information with respect to Messrs. Royce and George, which information is set forth immediately above under “Interested Directors.”

Mr. Royce has sole voting power and sole investment power as to the shares beneficially owned by him. Mr. George has voting power and investment power as to the shares beneficially owned by him. As of the Record Date, the Fund’s current Directors and officers as a group (13 persons) beneficially owned __________ shares of common stock, constituting approximately __________ % of its outstanding shares.

As of December 29, 2014, no Independent Director Nominee or any of his immediate family members directly or indirectly owned any securities issued by Legg Mason, Sprott, or any of their respective affiliates (other than registered investment companies).

Vote Required for Proposal 3

A quorum consists of stockholders representing a majority of the outstanding shares of common stock entitled to vote, who are present in person or by proxy, and a plurality of all of the votes cast at a meeting at which a quorum is present is sufficient to elect a Director.

The Board unanimously recommends that Fund stockholders vote “FOR” all Director Nominees.

FEES PAID TO INDEPENDENT AUDITORS

Audit Fees

The aggregate fees paid to TW&B in connection with the annual audit of the Fund’s financial statements and for services normally provided by TW&B in connection with the statutory and regulatory filings of the Fund for the fiscal years ended December 31, 2012 and December 31, 2013 were $28,000 and $29,000, respectively, including out-of-pocket expenses.

Audit Related Fees

No fees were paid to TW&B in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund’s financial statements, other than the Audit Fees described above, for each of the fiscal years ended December 31, 2012 and December 31, 2013.

Tax Fees

The aggregate fees paid for tax-related services, including preparation of tax returns, tax compliance and tax advice, rendered by TW&B to the Fund for the fiscal years ended December 31, 2012 and December 31, 2013 were $7,000 and $7,100, respectively.

All Other Fees

There were no other fees billed for non-audit services rendered by TW&B to the Fund for the fiscal years ended December 31, 2012 and December 31, 2013. The aggregate non-audit fees billed by TW&B for services rendered to R&A and any entity controlling, controlled by, or under common control with R&A that provides ongoing services to the Fund for the fiscal years ended December 31, 2012 and December 31, 2013 were $7,000 and $7,100, respectively. The Audit Committee has determined that the provision of non-audit services is compatible with maintaining the independence of TW&B.

TW&B did not provide any other professional services to the Fund or R&A for the year ended December 31, 2013. No representatives of TW&B are expected to be present at the Meeting.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures with regard to the pre-approval of audit and non-audit services. On an annual basis, at the December meeting of the Audit Committee, the independent auditors of the Fund will submit a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Fund and/or R&A and its affiliates for the following year that require pre-approval by the Audit Committee. Such schedule will include the maximum fees that can be paid for such services without further Audit Committee approval. Any subsequent revision to pre-approved services or fees will be considered at the next regularly scheduled Audit Committee meeting. Services not presented for pre-approval at the

December meeting of the Audit Committee will be submitted to the Chief Financial Officer of the Fund for a determination that the proposed services fit within the independence guidelines and then considered for pre-approval at the next regularly scheduled Audit Committee meeting. A proposal to commence an engagement involving audit, audit-related or tax services prior to the next regularly scheduled Audit Committee meeting shall be made in writing by the Chief Financial Officer to all Audit Committee members and include a summary of the engagement, estimated maximum cost, the category of services and the rationale for engaging the Fund’s independent auditor. Such proposed engagement can be pre-approved by any Audit Committee member who is an Independent Director. Pre-approval by the Chairman of the Audit Committee is required for a proposed engagement involving non-audit services other than audit-related or tax.

ADDITIONAL INFORMATION

Postponement or Adjournment of Meeting; Other Matters

In the event that sufficient votes in favor of any of Proposal 1, Proposal 2, or Proposal 3 referenced in the Notice of Special Meeting of Stockholders are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more postponements or adjournments of the Meeting to permit further solicitation of proxies for the relevant Proposal. Any such postponement or adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be postponed or adjourned, as applicable. The persons named as proxies will vote in favor of such postponement or adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such postponement or adjournment those proxies required to be voted against the relevant Proposal.

While the Meeting has been called to transact any business that may properly come before it, the Directors know of no business other than the matters stated in the Notice of Special Meeting of Stockholders. However, if any additional matter properly comes before the Meeting and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment on such matters.

The Fund expects that broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each of Proposal 1, Proposal 2, and Proposal 3 before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary voting authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Broker-dealer firms will not be permitted, however, to grant discretionary voting authority to the proxies designated by the Board with respect to shares for which no instructions have been received in connection with Proposal 1 and Proposal 2. Proposal 3 may be deemed to be a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 3. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in respect of a Proposal in the same proportion as they have voted shares for which they have received instructions for that Proposal. Broker-dealers who are not members of the New York Stock Exchange may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

The shares as to which the Proxies so designated are granted authority by broker-dealer firms to vote on the matters to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote (“broker non-votes”) and the shares as to which Proxies are returned by record stockholders but which are marked “abstain” on any matter will be included in the Fund’s tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on Proposal 3, but will have the same effect as a vote against Proposal 1 and Proposal 2.

R&A Address

R&A’s principal office and place of business is located at 745 Fifth Avenue, New York, New York 10151.

Sprott Asset Address

The principal office and place of business of Sprott Asset is located at Royal Bank Plaza, South Tower, Suite 2700, Bay Street, Toronto, Ontario, Canada M5J2J1.

Sprott USA Address

The principal office and place of business of Sprott USA is located at 1910 Palomar Point Way, Suite 200, Carlsbad, California 92008.

Annual Report Delivery

The Fund’s Annual Report to Stockholders for the year ended December 31, 2013 (the “2013 Annual Report”) and the Fund’s Semiannual Report to Stockholders for the six months ended June 30, 2014 (the “2014 Semiannual Report”) were previously mailed to its stockholders. The Fund’s Annual Report to Stockholders for the year ended December 31, 2014 (the “2014 Annual Report”) will be mailed to stockholders in March 2015. Copies of the 2013 Annual Report and the 2014 Semiannual Report are available, and copies of the 2014 Annual Report will be available, in late August, upon request, without charge, by writing to the Fund at 745 Fifth Avenue, New York, New York 10151 or calling toll free at 1-800-221-4268. All publicly released material information is always disclosed by the Fund on its website at www.roycefunds.com.

Stockholder Proposals

Proposals of stockholders intended to be presented at the Fund’s 2015 Annual Meeting of Stockholders must be received by the Fund by April 8, 2015 for inclusion in the Fund’s Proxy Statement and form of Proxy for that meeting. The Fund’s By-laws generally require advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board or to transact any other business from the floor at an annual meeting of stockholders. Notice of any such nomination or other business intended to be presented at the Fund’s 2015 Annual Meeting of Stockholders must be in writing and received at the Fund’s principal executive office between April 8, 2015 and May 8, 2015. Written proposals should be sent to the Secretary of the Fund, 745 Fifth Avenue, New York, New York 10151.

Proxy Delivery

If you and another stockholder share the same address, the Fund may only send one proxy statement or Notice of Internet Availability unless you or the other stockholder(s) request otherwise. Call or write the Fund if you wish to receive a separate copy of the proxy statement and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future, or if you receive multiple copies now, and wish to receive a single copy in the future. For such requests, please call 1-800-221-4268, or write the Fund at 745 Fifth Avenue, New York, New York 10151.

PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

By order of the Board of Directors,

John E. Denneen
Secretary

Dated: January [5], 2015

EXHIBIT A

FORM OF NEW INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT
BETWEEN
ROYCE FOCUS TRUST, INC.
AND
SPROTT ASSET MANAGEMENT LP

Agreement made this ___ day of ______, 20__, by and between ROYCE FOCUS TRUST, INC., a Maryland corporation (the “Fund”), and SPROTT ASSET MANAGEMENT LP, a Canadian limited partnership (the “Adviser”).

WHEREAS, the prior Investment Advisory Agreement between the Fund and Royce & Associates, Inc., dated October 31, 1996 (the “1996 Investment Advisory Agreement”), terminated on October 1, 2001 (other than the provisions of Paragraph 8 thereof), and Investment Advisory Agreement between the Fund and Royce & Associates, Inc., dated October 1, 2001 (“2001 Investment Advisory Agreement”), and Paragraph 8 of the 1996 Investment Advisory Agreement terminated upon the effectiveness of this Agreement.

The Fund and the Adviser hereby agree as follows:

1.    Duties of the Adviser. The Adviser shall, during the term and subject to the provisions of this Agreement, (a) determine the composition of the portfolio of the Fund, the nature and timing of the changes therein and the manner of implementing such changes, and (b) provide the Fund with such investment advisory, research and related services as the Fund may, from time to time, reasonably require for the investment of its assets. The Adviser shall perform such duties in accordance with the applicable provisions of the Fund’s Articles of Incorporation, By-laws and stated investment objective, policies and restrictions and any directions it may receive from the Fund’s Board of Directors.

2.    Expenses Payable by the Fund. Except as otherwise provided in Paragraphs 1 and 3 hereof, the Fund shall be responsible for determining the net asset value of its shares and for all of its other operations and shall pay all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, registrar, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its proxy statements, stockholders’ reports and notices; supplies and postage; Federal and state registration fees; NASD and securities exchange listing fees and expenses; Federal, state, local and foreign taxes; non-affiliated directors’ fees; interest on its borrowings; brokerage commissions; and the cost of issue, sale and repurchase of its shares. Pursuant to a separate Administration Agreement between the Fund and Adviser, dated ______ __, 20__, the Adviser may seek reimbursement for certain of the expenses set forth in this Section 2.

3.    Expenses Payable by the Adviser. The Adviser shall pay all expenses which it may incur in performing its duties under Paragraph 1 hereof.

4.    Compensation of the Adviser.

(a)    The Fund agrees to pay to the Adviser, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average net assets of the Fund for each month during the term of this Agreement. (The net assets of the Fund shall be computed by subtracting the amount of any indebtedness and other liabilities of the Fund from the value of the total assets of the Fund, and the liquidation preference of and any potential redemption premium for any preferred stock of the Fund that may hereafter be issued and outstanding shall not be treated as an indebtedness or other liability of the Fund for this purpose.) The Fund shall pay such fee to the Adviser at or promptly following the end of each such month.

(b)    In the event of any termination of this Agreement, the fee provided for in this Paragraph 4 shall be calculated on the basis of a period ending on the last day on which this Agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

5.    Excess Brokerage Commissions. The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Fund to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Fund and its other accounts.

6.    Limitations on the Employment of the Adviser. The services of the Adviser to the Fund shall not be deemed exclusive, and the Adviser may engage in any other business or render similar or different services to others so long as its services to the Fund hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser to engage in any other business or to devote his time and attention in part to any other business, whether of a similar or dissimilar nature. At the effective date of this Agreement, the Adviser shall be the investment adviser for the Fund and Sprott Asset Management U.S., Inc. shall be the sub-adviser for the Fund, and so long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall have the right to terminate its sub-advisory agreement with Sprott Asset Management USA Inc. pursuant to the terms of that agreement and subsequent to that event and at all times shall have the right to enter into sub-advisory agreements with other advisory firms. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, and shall not be responsible for any action of or directed by the Board of Directors of the Fund, or any committee thereof, unless such action has been caused by the Adviser’s gross negligence, willful malfeasance, bad faith or reckless disregard of its obligations and duties under this Agreement.

7.    Responsibility of Dual Directors, Officers and/or Employees. If any person who is a director, officer or employee of the Adviser is or becomes a director, officer and/or employee of the Fund and acts as such in any business of the Fund pursuant to this Agreement, then such director, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Fund, and not as a director, officer or employee of the Adviser or under the control or direction of the Adviser, although paid by the Adviser.

8.    Protection of the Adviser. The Adviser shall not be liable to the Fund for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund, and the Fund shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser against or entitle or be deemed to entitle the Adviser to indemnification in respect of, any liability to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

Determinations of whether and the extent to which the Adviser is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Adviser was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties, or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the directors of the Fund who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) nor parties to the action, suit or other proceeding or (ii) an independent legal counsel in a written opinion.

9.    Effectiveness, Duration and Termination of Agreement. This Agreement shall become effective as of the date above written. This Agreement shall remain in effect until December 31, 2016, and thereafter shall continue automatically for successive annual periods provided that such continuance is specifically approved at least annually by (a) the vote of the Fund’s directors, including a majority of such directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities of the Fund and the vote of the Fund’s directors, including a majority of such directors who are not parties to this Agreement or “interested persons” (as so defined) of any such party. This Agreement may be terminated at any time, without the payment of any penalty, on 60 days’ written notice by the vote of a majority of the outstanding voting securities of the Fund, or by the vote of a majority of the Fund’s directors or by the Adviser, and will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act of 1940); provided, however, that the provisions of Paragraph 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any such termination.

This Agreement supersedes and replaces the 1996 Investment Advisory Agreement and the 2001 Investment Advisory Agreement and any other previous versions of this Agreement.

The Fund may, so long as this Agreement remains in effect, use “Sprott” and “[ ]” as part of its name. The Adviser may, upon termination of this Agreement, require the Fund to refrain from using the name “Sprott” and “[ ]” in any form or combination in its name or in its business, and the Fund shall, as soon as practicable following its receipt of any such request from the Adviser or, so refrain from using such name.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by California law in a manner not in conflict with the provisions of the 1940 Act.

A provision of this Agreement may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought. An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the directors who are not interested persons of the Adviser or of the Fund. To the extent legal counsel to the Fund concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

ROYCE FOCUS TRUST, INC.

By:

Name:
Title: President

SPROTT ASSET MANAGEMENT LP

By:

Name: John N.G. Wilson
Title: Chief Executive Officer

EXHIBIT B

INFORMATION REGARDING
EXECUTIVE OFFICERS AND DIRECTORS OF SPROTT ASSET

Below are the names, addresses, and principal occupations of the principal executive officer and each director or general partner of Sprott Asset Management L.P.

Name	Title at Sprott Asset Management L.P.	Address
Kirstin McTaggart	Chief Compliance Officer, Director	Royal Bank Plaza, South Tower 200 Bay Street, Suite 2700 Toronto, Ontario M5J 2J1
James Fox	President, Director	Royal Bank Plaza, South Tower 200 Bay Street, Suite 2700 Toronto, Ontario M5J 2J1
Steven Rostowsky	Chief Financial Officer, Director	Royal Bank Plaza, South Tower 200 Bay Street, Suite 2700 Toronto, Ontario M5J 2J1
Sprott Asset Management GP Inc.	General Partner	Royal Bank Plaza, South Tower 200 Bay Street, Suite 2700 Toronto, Ontario M5J 2J1
John Wilson	Chief Executive Officer, Director	Royal Bank Plaza, South Tower 200 Bay Street, Suite 2700 Toronto, Ontario M5J 2J1

Below is the name of a potential officer of the Fund assuming completion of the transactions contemplated by the Proxy Statement who is an officer, director, or employee of Sprott Asset Management L.P.:

Name	Title at Sprott Asset Management L.P.	Category
Steven Rostowsky	Chief Financial Officer, Director	Officer and Director

B-1

EXHIBIT C

FORM OF NEW INVESTMENT SUBADVISORY AGREEMENT

INVESTMENT SUB-ADVISORY AGREEMENT
BETWEEN
ROYCE FOCUS TRUST, INC.
SPROTT ASSET MANAGEMENT LP
AND
SPROTT ASSET MANAGEMENT USA INC.

Agreement made this ___ day of ______, 20__, by and among ROYCE FOCUS TRUST, INC., a Maryland corporation (the “Fund”), SPROTT ASSET MANAGEMENT LP (the “Adviser”), a Canadian limited partnership, and SPROTT ASSET MANAGEMENT USA Inc., a California corporation (the “Sub-Adviser”), a .

WHEREAS, the Adviser and the Fund have entered into the Investment Advisory Agreement dated the same date as this Agreement; and

WHEREAS, the Adviser pursuant to the Investment Advisory Agreement, has the authority to appoint a sub-adviser for the Fund.

The Fund and the Adviser hereby agree as follows:

1.    Appointment of the Sub-Adviser. The Fund and Adviser hereby appoints the Sub-Adviser to act as the sub-adviser for the Fund, subject to the supervision and oversight of the Adviser and the Board of Directors of the Fund, and in accordance with the terms and conditions of this Agreement. The Sub-Adviser hereby accepts such appointment and agrees to render the services herein set forth, commencing on the effective date of this Agreement.

2.    Duties of the Sub-Adviser. The Sub-Adviser shall, during the term and subject to the provisions of this Agreement, (a) determine the composition of the portfolio of the Fund, the nature and timing of the changes therein and the manner of implementing such changes, and (b) provide the Fund with such investment advisory, research and related services as the Fund may, from time to time, reasonably require for the investment of its assets. The Sub-Adviser shall perform such duties in accordance with the applicable provisions of the Fund’s Articles of Incorporation, By-laws and stated investment objective, policies and restrictions and any directions it may receive from the Fund’s Board of Directors.

3.    Expenses Payable by the Sub-Adviser. The Sub-Adviser shall pay all expenses which it may incur in performing its duties under Paragraph 1 hereof.

4.    Compensation of the Sub-Adviser. The Fund and the Adviser will not compensate the Sub-Adviser for the services provided by the Sub-Adviser hereunder.

5.    Excess Brokerage Commissions. The Sub-Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Fund to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities

<

transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Fund and its other accounts.

6.    Limitations on the Employment of the Sub-Adviser. The services of the Sub-Adviser to the Fund shall not be deemed exclusive, and the Sub-Adviser may engage in any other business or render similar or different services to others so long as its services to the Fund hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Adviser to engage in any other business or to devote his time and attention in part to any other business, whether of a similar or dissimilar nature. So long as this Agreement or any extension, renewal or amendment remains in effect, the Sub-Adviser shall be the only investment adviser for the Fund, subject to the Sub-Adviser’s right to enter into sub-advisory agreements. The Sub-Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, and shall not be responsible for any action of or directed by the Board of Directors of the Fund, or any committee thereof, unless such action has been caused by the Sub-Adviser’s gross negligence, willful malfeasance, bad faith or reckless disregard of its obligations and duties under this Agreement.

7.    Responsibility of Dual Directors, Officers and/or Employees. If any person who is a director, officer or employee of the Sub-Adviser is or becomes a director, officer and/or employee of the Fund and acts as such in any business of the Fund pursuant to this Agreement, then such director, officer and/or employee of the Sub-Adviser shall be deemed to be acting in such capacity solely for the Fund, and not as a director, officer or employee of the Sub-Adviser or under the control or direction of the Sub-Adviser, although paid by the Sub-Adviser.

8.    Protection of the Sub-Adviser. The Sub-Adviser shall not be liable to the Fund for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund, and the Fund shall indemnify the Sub-Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Sub-Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Sub-Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Sub-Adviser against or entitle or be deemed to entitle the Sub-Adviser to indemnification in respect of, any liability to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

Determinations of whether and the extent to which the Sub-Adviser is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Sub-Adviser was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties, or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Sub-Adviser was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the directors of the Fund who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) nor parties to the action, suit or other proceeding or (ii) an independent legal counsel in a written opinion.

9.    Effectiveness, Duration and Termination of Agreement. This Agreement shall become effective as of the date above written. This Agreement shall remain in effect until December 31, 2016, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Fund’s directors, including a majority of such directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities of the Fund and the vote of the Fund’s directors, including a majority of such directors who are not parties to this Agreement or “interested persons” (as so defined) of any such party. This Agreement may be terminated at any time, without the payment of any penalty: (i) upon no notice by the Adviser , (ii) upon 60 days’ written notice by the vote of a majority of the outstanding voting securities of the Fund, or (iii) by the vote of a majority of the Fund’s directors or by the Sub-Adviser, and will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act of 1940); provided, however, that the provisions of Paragraph 8 of this Agreement shall remain in full force and effect, and the Sub-Adviser shall remain entitled to the benefits thereof, notwithstanding any such termination.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by California law in a manner not in conflict with the provisions of the 1940 Act.

A provision of this Agreement may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought. An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the directors who are not interested persons of the Adviser or Sub-Adviser or of the Fund. To the extent legal counsel to the Fund concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

ROYCE FOCUS TRUST, INC.

By:

Name:
Title: President

SPROTT ASSET MANAGEMENT LP

By:

Name: John N. G. Wilson
Title: Chief Executive Officer

SPROTT ASSET MANAGEMENT USA INC.

By:

Name: Jeffrey Howard
Title: Chief Executive Officer

EXHIBIT D

INFORMATION REGARDING
EXECUTIVE OFFICERS AND DIRECTORS OF SPROTT USA

Below are the names, addresses, and principal occupations of the principal executive officer and each director or general partner of Sprott Asset Management USA Inc.

Name	Title at Sprott Asset Management USA Inc.	Address
Jeffrey Howard	Chief Executive Officer	1910 Palomar Point Way Carlsbad, CA 92008
Peter Grosskopf	Director	Royal Bank Plaza, South Tower 200 Bay Street, 2700 Toronto, Ontario 2J1
Steven Rostowsky	Director	Royal Bank Plaza, South Tower 200 Bay Street, 2700 Toronto, Ontario 2J1
John Ciampaglia	Director	Royal Bank Plaza, South Tower 200 Bay Street, 2700 Toronto, Ontario 2J1

Below are the names of potential officers of the Fund assuming completion of the transactions contemplated by the Proxy Statement who are officers, directors, or employees of Sprott Asset Management USA Inc.

Name	Title at Sprott Asset Management USA Inc.	Category
Steven Rostowsky	Director	Officer and Director
Thomas Ulrich	Chief Compliance Officer and In-House Counsel	Officer

D-1

EXHIBIT E

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS/TRUSTEES
FOR THE ROYCE FUNDS LISTED IN APPENDIX A HERETO

I.	Composition of the Audit Committee

The Audit Committee shall be composed of at least three Directors/Trustees, each of whom:

(a)	shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”);

(b)	shall not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board of Directors/Trustees or any committee thereof); and

(c)	shall be financially literate at the time of his or her appointment to the Audit Committee, as such qualification is interpreted by the Board of Directors/Trustees in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

In the event Fund shares are or become listed on a national securities exchange or are or become quoted on a national market quotation system, the additional qualification requirements set forth below also shall apply:

(d)	each Director/Trustee who is a member of the Audit Committee shall satisfy the applicable independence requirements for any such national securities exchange or national market quotation system; and

(e)	at least one Director/Trustee who is a member of the Audit Committee shall have accounting or related financial management expertise as the Board of Directors/Trustees interprets such qualification in its business judgment.

 The Board of Directors/Trustees shall determine annually: (i) whether at least one of the members of the Audit Committee is an “audit committee financial expert,” as defined in rules of the Securities and Exchange Commission and (ii) whether simultaneous service on more than three public company audit committees by a member of the Audit Committee would not impair the ability of such member to effectively serve on the Audit Committee, and, with respect to the closed-end funds only, the Board must disclose any determination made under clause (ii) either on or through the applicable Funds website or in its annual proxy statement. If the disclosure is made on the Fund’s website, the Fund must disclose that fact in its annual proxy statement and provide the website address. Multiple boards in the same fund complex are considered one board for this determination.

II.	Purposes of the Audit Committee

The Audit Committee shall be responsible for:

(1)	assisting Board oversight of the

(a)	integrity of the Fund’s financial statements;

(b)	independent accountants’ qualifications and independence; and

	(c)	performance of the Fund’s independent accountants; and

(2)
preparation, or overseeing the preparation of, any audit committee report required by rules of the Securities and Exchange Commission to be included in the Fund’s proxy statement for its annual meeting of stockholders.

III.      Responsibilities and Duties of the Audit Committee

The Fund’s independent accountants shall report directly to the Audit Committee.

As may be necessary or appropriate to carry out its purposes, or to comply with applicable law or the requirements of any securities exchange or market quotation system on which Fund shares are or may become listed or quoted, the Audit Committee shall have the following responsibilities and duties:

(a)
the appointment, compensation, retention and oversight of the work of the Fund’s independent accountants, including the resolution of disagreements between management and the independent accountants regarding financial reporting;

(b)
to (i) select an accounting firm to (1) serve as the Fund’s independent accountants, (2) audit the Fund’s financial statements on an annual basis, and (3) provide an opinion on an annual basis with respect to the Fund’s financial statements, and (ii) recommend that the members of the Board of Directors/Trustees who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, ratify such selection;

(c)
to pre-approve (i) all audit and permissible non-audit services to be provided to the Fund by the Fund’s independent accountants and (ii) all permissible non-audit services to be provided by the Fund’s independent accountants to the Fund’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser (“Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement by the Adviser Affiliate relates directly to the operations and financial reporting of the Fund;

(d)
if determined to be advisable, to develop policies and procedures for pre-approval of the engagement of the Fund’s independent accountants to provide any of the audit or non-audit services described in Section III(c) above;

(e)
to consider whether each non-audit service provided by the Fund’s independent accountants to the Fund and to the Fund’s Investment Adviser or any Adviser Affiliate that provides ongoing services to the Fund is compatible with maintaining the independence of such independent accountants;

(f)
to ensure that the Fund’s independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, and to actively engage in a dialogue with, and receive and consider specific representations from, the Fund’s independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants;

(g)	to review the arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

(h)
to meet to review and discuss the Fund’s audited financial statements and, to the extent required by applicable law or regulations, the Fund’s semi-annual financial statements with Fund management and the Fund’s independent accountants, including the Fund’s disclosure of management’s discussion of Fund performance;

(i)
to review with the Fund’s independent accountants any audit problems or difficulties the accountants may have encountered during or relating to the conduct of the audit, including any matters required to be discussed pursuant to rules of The Public Company Accounting Oversight Board and other relevant regulatory and professional organizations, and management’s response;

(j)
to establish and administer policies and procedures relating to the hiring by the Fund, its Investment Adviser, or any administrator that is an Adviser Affiliate of employees or former employees of the Fund’s independent accountants;

(k)
to consider information and comments from the Fund’s independent accountants with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices) and management’s responses to any such comments;

(l)
to request, receive and/or review from the Fund’s independent accountants such other materials as may be deemed necessary or advisable in the discretion of the Committee in the exercise of its duties under this Charter; such materials may (but are not required to) include, without limitation, any other material written communications relating to the Fund’s financial statements, or internal or disclosure controls, between the independent accountants and the Fund, the Investment Adviser, the Fund’s sub-adviser(s), if any, or other Fund service providers, such as any management letter or schedule of unadjusted differences;

(m)
at least annually, to obtain and review a report by the Fund’s independent accountants describing: (i) such independent accountants’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues; and (iii) all relationships between the Fund’s independent accountants and the Fund, the Investment Adviser, Adviser Affiliates and members of management of such entities (to assess the independence of the Fund’s independent accountants);

(n)	to establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii)

the confidential, anonymous submission of concerns by employees of the Fund’s Investment Adviser, manager, administrator, principal underwriter, or any other provider of accounting related services for the Fund regarding questionable accounting or auditing matters;

(o)	to address reports received from attorneys in accordance with procedures adopted by the Fund’s Investment Adviser relating to the possible violation of federal or state law or fiduciary duty;

(p)	to discuss with Fund management and the Fund’s independent accountants policies with respect to risk assessment and risk management;

(q)
with respect to closed-end funds only, to discuss with Fund management the Fund’s press releases that discuss earnings (if any), as well as financial information or earnings guidance provided to analysts and ratings agencies (this may be done generally, e.g., the type of information to be disclosed and the type of presentation to be made); and

(r)
to perform such other functions and to have such other powers consistent with this Charter, the Fund’s Articles of Incorporation or Declaration of Trust, as amended and supplemented, the Fund’s By-laws, as amended, and applicable law, as the Audit Committee or the Board deems necessary or appropriate.

The Audit Committee may delegate any portion of its authority, including the authority to grant preapprovals of audit related services and permitted non-audit services, to a subcommittee of one or more members of the Audit Committee pursuant to preapproval policies and procedures established by the Audit Committee; provided, however, that the Audit Committee may not delegate preapproval of the audit required by the Securities Exchange Act of 1934. Any decision of such subcommittee of the Audit Committee to grant preapprovals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

The function of the Audit Committee is oversight; it is the responsibility of Fund management to maintain appropriate systems for accounting and internal control over financial reporting, and the responsibility of the Fund’s independent accountants to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Fund’s independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the Fund’s independent accountants.

Although the Audit Committee is expected to review appropriately the matters that come before it, such review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the Fund’s independent accountants for auditing, the financial statements. Members of the Audit Committee are not employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit

Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Board reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Board reasonably believes are within the person’s professional or expert competence; or (3) a committee of the Board.

IV.      Meetings

The Audit Committee shall meet on a regular basis but no less frequently than annually. The Audit Committee periodically shall meet separately with the Fund’s independent accountants, Fund management, and representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee may hold special meetings at such times as the Audit Committee believes necessary or appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V.       Assistance from Fund Management; Authority to Engage Advisers; Funding

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board, for payment of: (i) compensation to the Fund’s independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Fund, (ii) compensation to any advisers employed by the Audit Committee under this Section V, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its responsibilities.

VI.     Annual Performance Evaluation

The Audit Committee shall perform a review and evaluation, at least annually, of the performance of the Audit Committee.

VII.    Reporting

The Audit Committee shall report regularly to the Board. The Chairman of the Audit Committee shall report to the Board on the results of its deliberations, and make such recommendations as deemed necessary or appropriate.

VIII.   Amendments

This Charter may be amended or modified from time to time by vote of the Board.

Dated: April 11, 2000, as amended through December 12, 2013

APPENDIX A

Royce Capital Fund
Royce Focus Trust, Inc.
Royce Global Value Trust, Inc.
Royce Micro-Cap Trust, Inc.
Royce Value Trust, Inc.
The Royce Fund

EXHIBIT F

CHARTER OF THE NOMINATING COMMITTEE
OF THE BOARD OF DIRECTORS/TRUSTEES
FOR THE ROYCE FUNDS LISTED IN APPENDIX A HERETO

ORGANIZATION

The Nominating Committee (the “Committee”) of the Board of Directors/Trustees for the registered investment companies (each, a “Fund”) listed on Exhibit A attached hereto shall be composed solely of Directors/Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and who are “independent” as defined in the applicable listing standards of the national securities exchange or national market quotation system (each, an “Exchange”) on which a Fund is listed or quoted (the “Independent Directors”). The Board of Directors/Trustees of the Fund (the “Board”) shall appoint the members of the Committee (which may or may not be all of the Independent Directors) and shall designate the Chairman of the Committee. The Committee shall have authority to retain its own counsel and other advisers the Committee deems appropriate and shall have the sole authority to approve the compensation and other terms of their retention.

RESPONSIBILITIES

The Committee shall identify individuals qualified to serve as Independent Directors of the Fund and shall recommend its nominees for consideration by the full Board.

IDENTIFICATION AND EVALUATION OF POTENTIAL NOMINEES

In identifying and evaluating a person as a potential nominee to serve as an Independent Director of the Fund, the Committee should consider among other factors it may deem relevant:

•
the contribution which the person can make to the Board, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant, including but not limited to whether a potential nominee’s personal and professional qualities and attributes would provide a beneficial diversity of skills, experience and/or perspective to the Board;

•	the character and integrity of the person;

•
whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund;

•
whether or not the person has any relationships that might impair his independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates;

•	whether or not the person is financially literate pursuant to the applicable Exchange’s audit committee membership standards;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes;

•	whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•	whether or not the selection and nomination of the person would be in the best interest of the Fund in light of the requirements of the Fund’s retirement policies.

While the Committee is solely responsible for the selection and nomination of the Fund’s Independent Directors, the Committee shall review and consider nominations for the office of Director made by management and by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee.

QUORUM

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is quorum shall be the act of the Committee.

NOMINATION OF DIRECTORS

After a determination by the Committee that a person should be selected and nominated as an Independent Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration and, if necessary, to the Independent Directors.

MEETINGS

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, by video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: February 10, 2004
Revised through February 16, 2011

APPENDIX A
Royce Capital Fund
Royce Focus Trust, Inc.
Royce Global Value Trust, Inc.
Royce Micro-Cap Trust, Inc.
Royce Value Trust, Inc.
The Royce Fund

FORM OF PROXY CARD

PROXY	ROYCE FOCUS TRUST, INC.	PROXY
745 Fifth Avenue
New York, New York 10151

This Proxy is Solicited on Behalf of the Board of Directors of Royce Focus Trust, Inc.

The undersigned hereby appoints Charles M. Royce and John E. Denneen or either of them, acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of common stock of Royce Focus Trust, Inc. (the “Fund”) held of record by the undersigned on December 29, 2014 at the Special Meeting of Stockholders of the Fund to be held on February 27, 2015, and at any postponement or adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR each of Proposal 1, Proposal 2, and Proposal 3.

PLEASE VOTE, DATE AND SIGN BELOW AND RETURN PROMPTLY
IN THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------
To vote by Telephone
1) Read the Proxy Statement and have the Proxy Card below at hand.
2) Call [1-___-___-____]
3) Enter the [__]-digit control number set forth on the Proxy Card and follow the simple instructions.

To vote by Internet
1) Read the Proxy Statement and have the Proxy Card below at hand.
2) Go to Website [www.__________.com]
3) Enter the [__]-digit control number set forth on the Proxy Card and follow the simple instructions.

To vote, mark blocks below in blue or black ink as follows: x
-------------------------
ROYCE FOCUS TRUST, INC.
-------------------------

1. PROPOSAL TO CONSIDER AND APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BY AND BETWEEN ROYCE FOCUS TRUST, INC. AND SPROTT ASSET MANAGEMENT L.P.	For	Against	Abstain
	[ ]	[ ]	[ ]

2. PROPOSAL TO CONSIDER AND APPROVE A NEW INVESTMENT SUBADVISORY AGREEMENT BY AND AMONG ROYCE FOCUS TRUST, INC., SPROTT ASSET MANAGEMENT L.P., AND SPROTT ASSET MANAGEMENT USA INC.	For	Against	Abstain
	[ ]	[ ]	[ ]

3. PROPOSAL TO ELECT THE DIRECTOR NOMINEES OF THE FUND	For ALL	Withhold ALL	For All Except
	[ ]	[ ]	[ ]

(To withhold authority to vote for a specific Director Nominee, mark “For All Except” and write the Nominee’s number on the line below.)

--------------------------------------------------------------------

01) W. Whitney George, 02) James R. Pierce, Jr,
03) Barbara Connolly Keady, and 04) Michael W. Clark

4. THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

Please sign exactly as your name(s) appear(s) on reverse. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Mark box at right if an address change or comment has been noted on the reverse side of this card.	[ ]

Shareholder Sign Here	Date	Co-Owner Sign Here	Date	RECORD DATE SHARES:	CONTROL NUMBER: